UMB SCOUT FUNDS

KANSAS TAX-EXEMPT BOND FUND

SEMIANNUAL REPORT   DECEMBER 31, 1999



A no-load mutual fund that seeks current income exempt from regular federal income tax and Kansas state personal income tax, by investing in municipal bonds or debt instruments.


TO THE SHAREHOLDERS

UMB Bank, n.a. and the Scout Family of funds would like to wish you and your family a Happy New Year. As we begin the new millennium, we will take a general look at the current state of the Kansas economy and the possibilities for its future.

The following are comments reflected in the October 29, 1999, Standard & Poor's CreditWeek Municipal State Review for the State of Kansas: "The outlook reflects the expectation that ongoing strong financial and capital planning should enable the state to maintain healthy reserve levels, and continue providing high service levels and infrastructure improvements to an expanding economic base."
This may be due in part to Kansas' lower-than-average unemployment figures, strong fiscal management and low level of debt.

In 1998, the State of Kansas reported an annual unemployment rate of 3.60%, compared to the federal level of 4.30%.

The farming and agribusiness sectors have experienced the largest drop in numbers of those who rely on this sector for their main source of income, plus a large drop in net revenues. The farm employment has dropped around 12% for the year. The decrease in net revenues for farming are a result of decreasing prices in commodities and of fewer commodities being exported from the United States.

The manufacturing sector has also seen some jobs eliminated in the aircraft building industries by Boeing. These cuts are a direct result of the cutbacks in the defense budget by the Federal Government. However, Cessna and Raytheon have offset the Boeing layoffs with expansions at their firms in the metropolitan Wichita area.

The State also experienced some new job creation in the sectors of construction, finance, insurance and the general service area. Construction continues to be the fastest-expanding employment sector at 4.80% and will probably remain strong in the Northeast and South Central portions of the state, as long as interest rates remain low.

The State of Kansas continues a long history of strong general fund balance, reporting a fund balance increase of 10.8% in 1998.

The health of the Kansas and national economies has allowed Kansas to remain one of the better fiscally managed states. The largest percentage expense was for the general education account (at 68% of the 1998 total budget). There was a slight increase in educational spending because of the changes in the school funding formula and an increase in total school enrollments within the state.

The debt for the municipalities in the state of Kansas and its agencies remains low. The State cannot constitutionally issue debt, but several of its agencies did increase their borrowing in 1999. One of those agencies, the Kansas
Department of Transportation (KDOT), continued to borrow to complete its long-term projects. KDFA (Kansas Development
Finance Authority) had several of its agencies borrow under this agency umbrella during 1999. For instance, the Kansas
Board of Regents borrowed to complete building and facilities upgrades on several university campuses and the Department of Corrections borrowed to complete prison-building expansion programs.

As we start the new year, we find the Kansas economy in good shape and expect that next year will hold more of the same - steady growth and fiscal strength. However, we feel that borrowing by municipalities will be less in 2000 than in 1999. As fund managers, we will continue to look at all opportunities for the fund.

The UMB Scout Kansas Tax-Exempt Bond Fund closed the quarter ending December 31, 1999, at $9.68 per share, compared with $10.05 per share as of September 30, 1999. Investors earned a total return (price change and reinvested distributions) of (.13%) for the quarter, and (.68%) for the year. The UMB Scout Kansas Tax-Exempt Bond Fund was able to return positive returns, in spite of negative returns in Treasury yields and general market municipal yields. The state of Kansas has seen a limited supply of bonds for investment, and therefore, the yields and returns on the bonds have remained favorable to its investors because of the steady demand for tax-exempt income in Kansas.

Thank you for your continued investment in the UMB Scout
Kansas Tax-Exempt Bond fund and the UMB Scout family of funds. If you have any questions, please feel free to contact us.

Sincerely,

/s/M. Kathryn Gellings

M. Kathryn Gellings

/s/Rex W. Matlack

Rex W. Matlack

UMB Investment Advisors

Shares of the UMB Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.

CHART - HYPOTHETICAL GROWTH OF $10,000

CHART - COMPARATIVE RATES OF RETURN

UMB Scout Kansas Tax-Exempt Bond Fund
as of December 31, 1999

                              Quarter   1 Year   Inception
UMB Scout Kansas Tax-Exempt
  Bond Fund                     0.13%    0.68%     2.21%
Lehman Brothers
  5-Year Municipals Index*      0.01%    0.74%      N.A.

Inception - February 23, 1998.

Performance data contained in this report are for past periods only. Past performance is not indicative of future results. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

*Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

CHART - FUND DIVERSIFICATION

CHART - HISTORICAL PER-SHARE RECORD

UMB Scout Kansas Tax-Exempt Bond Fund
                    Income &                Cumulative*
            Net    Short-Term   Long-Term    Value Per
           Asset     Gains        Gains      Share Plus
           Value  Distribution Distribution Distributions
12/31/98  $10.01      $0.33      $   -         $10.34
12/31/99    9.68       0.40      $   -          10.40

*Does not assume any compounding of reinvested distributions.

Table shows calendar distributions and net asset values.


FINANCIAL STATEMENTS           DECEMBER 31, 1999 (UNAUDITED)

Statement of Net Assets

 FACE                                                                                    MARKET
AMOUNT    DESCRIPTION                                                                    VALUE
KANSAS
$ 100,000   Baldwin City Kansas, 4.38%, due September 1, 2000                        $     100,050
  165,000   Barton County Kansas, Series A, 4.75%, due September 1, 2011                   156,131
  125,000   Bonner Springs Kansas, 4.90%, due September 1, 2009                            119,844
  100,000   City of Wichita Kansas, 4.50%, due September 1, 2009                            93,750
  150,000   Cloud County Kansas, Unified School District 333,
               5.10%, due September 1, 2004                                                150,563
   55,000   Concordia Kansas, Water & Sewer Rev., 4.70%, due November 1, 2007               52,456
   25,000   Derby Kansas G.O., Series A, 4.65%, due June 1, 2009                            23,938
  100,000   Douglas County Kansas, Unified School District 497,
               4.50%, due September 1, 2002                                                 99,625
  200,000   Douglas County Kansas, Unified School District 497, Series A,
               4.30%, due September 1, 2005                                                193,250
   10,000   Ellsworth Kansas, Public Building Rev., 4.50%, due June 1, 2005                  9,538
   20,000   Ellsworth Kansas, Public Building Rev., 4.70%, due June 1, 2007                 18,825
   50,000   Finney County Kansas, G.O., 4.30%, due December 1, 2011                         45,125
   50,000   Garden City Kansas, 4.10%, due November 1, 2004                                 48,188
   50,000   Hays Kansas, 4.40%, due September 1, 2010                                       46,188
  100,000   Johnson County Kansas, Series A, 5.10%, due September 1, 2000                  100,699
  100,000   Johnson County Kansas, Park Facility, 4.90%, due September 1, 2009              92,750
  125,000   Johnson County Kansas, Unified School District 229, Series B,
               4.00%, due September 1, 2003                                                122,031
  100,000   Johnson County Kansas, Unified School District 229, Series A,
               5.20%, due October 1, 2003                                                  101,875
  100,000   Johnson County Kansas, Unified School District 229, Series A,
               5.50%, due October 1, 2005                                                  102,000
   50,000   Johnson County Kansas, Unified School District 229, Series A,
               5.125%, due October 1, 2006                                                  50,563
   25,000   Johnson County Kansas, Unified School District 231, Refinance &
               Improvement, Series A, 5.25%, due October 1, 2002                            25,438
  300,000   Johnson County Kansas, Unified School District 231, Refinance &
               Improvement, Series A, 5.10%, due October 1, 2004                           303,750
    5,000   Johnson County Kansas, Unified School District 231, Refinance &
               Improvement, Series A, 4.35%, due October 1, 2005                             4,869
  100,000   Johnson County Kansas, Unified School District 232, Series A,
               5.00%, due March 1, 2005                                                    100,500
  100,000   Johnson County Kansas, Unified School District 512,
               5.00%, due October 1, 2009                                                   98,625
  100,000   Johnson County Kansas, Water District, 4.90%, due June 1, 2012                  94,875
   50,000   Johnson County Kansas, Unified School District 512,
               4.95%, due October 1, 2009                                                   49,125
    5,000   Junction City Kansas, Water & Sewer Rev., Series A,
               4.50%, due September 1, 2003                                                  4,963
    5,000   Kansas City Kansas, Series A, 5.625%, due September 1, 2009                      5,088
  200,000   Kansas State Dept. of Transportation, Highway Rev.,
               4.25%, due September 1, 2000                                                199,750
    5,000   Kansas State Dept. of Transportation, Highway Rev.,
               4.80%, due March 1, 2002                                                      5,013
  200,000   Kansas State Dept. of Transportation, Highway Rev.,
               5.10%, due March 1, 2005                                                    201,750
   50,000   Kansas State Dev. Finance Auth., Board of Regents Rev.,
               4.70%, due March 1, 2002                                                     49,438
  100,000   Kansas State Dev. Finance Auth., Board of Regents Rev.,
               4.80%, due March 1, 2003                                                     98,375
  100,000   Kansas State Dev. Finance Auth., Board of Regents Rev.,
               4.875%, due March 1, 2004                                                    97,375
    5,000   Kansas State Dev. Finance Auth., Comprehensive Rehab Project Rev.,
               4.60%, due October 1, 2002                                                    4,988
    5,000   Kansas State, Highway Rev., Series A, 4.50%, due July 1, 2003                    4,963
    5,000   Kansas State, Turnpike Auth., 4.50%, due September 1, 2000                       5,015
   75,000   Lawrence Kansas, 5.10%, due September 1, 2000                                   75,066
   30,000   Lawrence Kansas, G.O., 4.35%, due September 1, 2002                             29,813
  150,000   Lawrence Kansas, Series P, 5.20%, due September 1, 2002                        150,594
  275,000   Leawood Kansas, Series A, 4.90%, due September 1, 2000                         277,063
    5,000   Leawood Kansas, Series A, 5.00%, due September 1, 2002                           5,038
  100,000   Leawood Kansas, 4.35%, due September 1, 2004                                    98,250
  100,000   Lyons County Kansas, Sales Tax Rev., 4.70%, due September 1, 2009               96,000
  100,000   Miami County Kansas, Unified School District 367,
               4.35%, due September 1, 2005                                                 97,375
  200,000   Overland Park Kansas, Internal Improvements,
               4.20%, due September 1, 2002                                                198,250
    5,000   Overland Park Kansas, Series B, 5.20%, due September 1, 2002                     5,050
  100,000   Prairie Village Kansas, Series B, 5.10%, due September 1, 2005                 100,625
    5,000   Riley County Kansas, Series A, 4.35%, due September 1, 2007                      4,775
    5,000   Riley County Kansas, Unified School District 383,
               4.70%, due November 1, 2003                                                   5,000
   80,000   Sabetha Kansas, Electric Rev., 4.00%, due September 1, 2004                     76,200
  155,000   Salina Kansas, Water & Sewer, Series B, 4.05%, due October 1, 2000             154,031
   50,000   Salina Kansas, Water & Sewer, Series B, 4.10%, due October 1, 2002              49,313
  100,000   Salina Kansas, Water & Sewer, Series B, 4.40%, due October 1, 2008              94,125
  300,000   Sedgwick County Kansas, Series A, 5.00%, due August 1, 2002                    301,875
    5,000   Sedgwick County Kansas, Unified School District 260,
               4.60%, due October 1, 2010                                                    4,719
  200,000   Sedgwick County Kansas, Unified School District 263,
               5.30%, due September 1, 2003                                                204,250
  340,000   Sedgwick County Kansas, Unified School District 265,
               5.40%, due October 1, 2005                                                  348,500
   50,000   Sedgwick County Kansas, Unified School District 265,
               4.25%, due October 1, 2008                                                   46,625
   50,000   Sedgwick County Kansas, Unified School District 261,
               4.10%, due November 1, 2009                                                  45,375
  100,000   Shawnee County Kansas, Series 3, 4.47%, due August 1, 2000                     100,036
  180,000   Shawnee County Kansas, Series C, 5.30%, due September 1, 2000                  182,250
   35,000   Shawnee County Kansas, Series D, 4.15%, due September 1, 2005                   33,469
   50,000   Shawnee County Kansas, Unified School District 501,
               4.30%, due February 1, 2005                                                  48,438
   50,000   Shawnee County Kansas, Unified School District 501,
               4.00%, due August 1, 2006                                                    47,188
  200,000   Shawnee Kansas, Series A, 4.30%, due December 1, 2004                          195,500
  100,000   Topeka Kansas, Series C, 5.00%, due August 15, 2000                            100,606
  100,000   Topeka Kansas, Refunding & Improvement Rev. Series A,
               4.30% due August 15, 2005                                                    96,625
    5,000   Topeka Kansas, Series A, 5.25%, due August 15, 2011                              4,944
   70,000   Topeka Kansas, Water Works Improvement & Rev.,
               4.30%, due August 1, 2007                                                    65,975
   30,000   Wellington Kansas, Electric Water Works & Sewer Utility Rev.,
               4.60%, due May 1, 2007                                                       29,025
  100,000   Wichita Kansas, Sales Tax, 4.50%, due June 1, 2000                             100,193
   20,000   Wichita Kansas, Water & Sewer Utilities, 3.85%, due April 1, 2000               19,900
   25,000   Winfield Kansas, Electric Rev., 4.65%, due September 1, 2000                    25,053
  300,000   Wyandotte County Kansas, Unified School District 204,
               5.20%, due September 1, 2004                                                302,250
   50,000   Wyandotte County Kansas, Utility Service Revenue,
               4.25%, due September 1, 2009                                                 45,875
MISSOURI
   50,000   Missouri State Health & Ed., Var. Rate, due September 1, 2030                   50,000
  200,000   Missouri State Health & Ed., Var. Rate, due October 1, 2024                    200,000

TOTAL INVESTMENTS - 98.64%                                                               7,196,518

Other assets less liabilities - 1.36%                                                       99,063

TOTAL NET ASSETS - 100.00%
(equivalent to $9.68 per share; 10,000,000 shares of $1.00 par value
capital shares authorized; 754,016.875 shares outstanding)                           $   7,295,581

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS           DECEMBER 31, 1999 (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES

ASSETS:
 Investment securities, at market value
   (identified cost $7,285,950)                   $ 7,196,518
 Cash                                                  (9,340)
 Interest receivable                                  108,403
     Total assets                                   7,295,581
NET ASSETS                                        $ 7,295,581

NET ASSETS CONSIST OF:
 Capital (capital stock and paid-in capital)      $ 7,377,630
 Accumulated undistributed income:
   Net realized gain (loss) on investment
    transactions                                        6,100
 Net unrealized appreciation (depreciation)
   on investments                                     (88,149)
NET ASSETS APPLICABLE TO OUTSTANDING SHARES       $ 7,295,581

Capital shares, $1.00 par value
 Authorized                                        10,000,000

 Outstanding                                          754,017

 NET ASSET VALUE PER SHARE                        $      9.68

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS           DECEMBER 31, 1999 (UNAUDITED)

STATEMENT OF OPERATIONS

INVESTMENT INCOME:
 Income:
   Interest                                       $   173,993
 Expenses:
   Management fees                                     18,845
     Net investment income                            155,148
unrealized gain ON INVESTMENTS:
 Net realized gain from investment transactions         3,360
 Decrease in net unrealized appreciation
  of investments                                     (102,468)
     Net realized and unrealized loss
      on investments                                  (99,108)
     Net increase (decrease) in net assets
      resulting from operations                   $    56,040

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS

Statements of Changes in Net Assets

                                               SIX MONTHS ENDED
                                              DECEMBER 31, 1999     YEAR ENDED
                                                 (UNAUDITED)      JUNE 30, 1999

INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income                            $   155,148     $   300,304
 Net realized gain from investment transactions         3,360           2,740
 Increase (decrease) in net unrealized
   appreciation on investments                       (102,468)       (116,545)
   Net increase in net assets resulting
    from operations                                    56,040         186,499
DISTRIBUTIONS TO SHAREHOLDERS FROM:*
 Net investment income                               (155,148)       (300,304)
INCREASE FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from 109,747 and 352,878 shares sold      1,070,355       3,526,358
 Net asset value of 1,092 and 2,641 shares issued
   for reinvestment of distributions                   10,648          26,318
                                                    1,081,003       3,552,676
 Cost of 151,924 and 167,651 shares redeemed       (1,482,049)     (1,679,093)
   Net increase (decrease) in net assets from
     capital share transactions                      (401,046)      1,873,583
     Net increase (decrease) in net assets           (500,154)      1,759,778
NET ASSETS:
 Beginning of period                                7,795,735       6,035,957
 End of period                                    $ 7,295,581     $ 7,795,735

*Distributions to shareholders:
 Income dividends per share                       $      0.20     $      0.40

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. A summary of significant accounting policies that the Fund uses in the preparation of its financial statements follows. The policies are in conformity with generally accepted accounting principles.

Investments - Debt securities (other than short-term obligations), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Investment income is recorded daily and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.
Therefore, no federal income tax provision is required.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the six months ended December 31, 1999 (excluding short-term securities), were as follows:
                            Other than
                         U.S. Government   U.S. Government
                            Securities        Securities
Purchases                $    2,366,043        $     -
Proceeds from sales           2,898,197              -

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment advisor and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .50 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

This report has been prepared for the information of the Shareholders of UMB Scout Kansas Tax-Exempt Bond Fund, Inc., and is not to be construed as an offering of shares of the Fund. Shares of this Fund, and of the other UMB Scout Funds, are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


UMB Scout Funds
100% No-Load Mutual Funds
Stock Fund
Stock Select Fund
Regional Fund
WorldWide Fund
WorldWide Select Fund
Capital Preservation Fund
Balanced Fund
Bond Fund
Kansas Tax-Exempt Bond Fund*
Money Market Fund
   Federal Portfolio
   Prime Portfolio
Tax-Free Money Market Fund
*Available in Kansas and Missouri only.

INVESTMENT ADVISORS AND MANAGER
UMB Bank, n.a., Kansas City, Missouri

AUDITORS
Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

CUSTODIAN
UMB Bank, n.a., Kansas City, Missouri

UNDERWRITER, DISTRIBUTOR
AND TRANSFER AGENT
Jones & Babson, Inc., Kansas City, Missouri

UMB SCOUT FUNDS

P.O. Box 219757
Kansas City, MO 64121-9757

Toll Free 800-996-2862

www.umb.com

"UMB", "Scout" and the "Scout" design are registered service marks of UMB Financial Corporation.